Exhibit 21
SUBSIDIARIES OF EQT CORPORATION
(as of December 31, 2017)

Pursuant to Item 601(b)(21) of Regulation S-K, we have omitted some subsidiaries that, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of December 31, 2017 under Rule 1-02(w) of Regulation S-X.

Entity	Jurisdiction
Alpha Shale Holdings LLC	Delaware
Alpha Shale Resources LP	Delaware
American Shale Development, Inc.	Delaware
Blue Tiger Oilfield Services, LLC	Delaware
EQM Gathering Holdings, LLC	Delaware
EQM Gathering Opco, LLC	Delaware
EQT Capital Corporation	Delaware
EQT CNG, LLC	Delaware
EQT Energy, LLC	Delaware
EQT Energy Supply, LLC	Delaware
EQT Energy Supply Holdings, LP	Delaware
EQT Gathering, LLC	Delaware
EQT Gathering Holdings, LLC	Delaware
EQT GP Corporation	Delaware
EQT GP Holdings, LP	Delaware
EQT GP Services, LLC	Delaware
EQT Investments Holdings, LLC	Delaware
EQT IP Ventures, LLC	Delaware
EQT Midstream Finance Corporation	Delaware
EQT Midstream Partners, LP	Delaware
EQT Midstream Services, LLC	Delaware
EQT Production Company	Pennsylvania
EQT Production Texas, LLC	Delaware
Equitrans Investments, LLC	Delaware
Equitrans Services, LLC	Delaware
Equitrans, LP	Pennsylvania
ET Blue Grass Clearing, LLC	Pennsylvania
ET Blue Grass, LLC	Delaware
MVP Holdco, LLC	Delaware
Rager Mountain Storage Company, LLC	Delaware
Rice Drilling B LLC	Delaware
Rice Energy Operating, LLC	Delaware
Rice Marketing LLC	Delaware
Rice Midstream GP, LLC	Delaware
Rice Midstream GP Holdings LP	Delaware
Rice Midstream GP Management LLC	Delaware
Rice Midstream Holdings LLC	Delaware
Rice Midstream Management LLC	Delaware
Rice Midstream Partners LP	Delaware
Rice Water Services (PA) LLC	Delaware
Rice Water Services (OH) LLC	Delaware
Rice Olympus Midstream LLC	Delaware
Rice Poseidon Midstream LLC	Delaware

Strike Force Midstream Holdings LLC	Delaware
Strike Force Midstream LLC	Delaware
Trans Energy, Inc.	Nevada
Vantage Energy, LLC	Delaware
Vantage Energy Appalachia LLC	Pennsylvania
Vantage Energy Holdings LLC	Delaware
Strike Force East LLC	Delware
Strike Force South LLC	Delaware
Vantage Energy Appalachia II LLC	Delaware
Vantage Energy II Alpha, LLC	Delaware
Vantage Energy II Access, LLC	Delaware
Vantage Energy II, LLC	Delaware
Vantage Energy Piceance LLC	Delaware
Vantage Energy Unita LLC	Delaware
Vantage Fort Worth Energy LLC	Delaware
Vista Gathering, LLC	Delaware
EQT MG, LLC	Delaware
EQT RE, LLC	Delaware
EQT SG, LLC	Delaware
Rice Drilling C LLC	Pennsylvania
Rice Drilling D LLC	Delaware
Rice Energy Marketing LLC	Delaware
Rice Energy Sub Holdings LLC	Delaware
Rice GPH LLC	Delaware
Rice Midstream OpCo LLC	Delaware
Rice West Virginia Midstream LLC	Delaware